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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 31, 1999




                      CENCOM CABLE INCOME PARTNERS II, L.P.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


              0-21309                                   43-1456575
              -------                                   ----------
      Commission File Number                         (I.R.S. Employer
                                                    Identification No.)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                          63131
----------------------------------------                     -----
(Address of Principal Executive Offices)                   (Zip Code)

(Registrant's telephone number, including area code)       (314) 965-0555








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                      CENCOM CABLE INCOME PARTNERS II, L.P.

                                    FORM 8-K


                                TABLE OF CONTENTS



Item 2.  Disposition of Assets                                             3
Item 7.  Financial Statements and Exhibits                                 4



























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ITEM 2.  DISPOSITION OF ASSETS.

In accordance with its partnership agreement, Cencom Cable Income Partners II, L.P. (the "Partnership") is in the process of dissolution.

On August 31, 1999, the Partnership sold its remaining cable television systems serving approximately 1,600 basic subscribers in communities located in northeast Missouri (collectively, the "NEMO Systems"). The purchaser of the NEMO Systems was Galaxy Telecom, L.P. and an affiliate, both unaffiliated parties. The sale price was approximately $1.2 million, subject to working capital adjustments, with approximately $58,500 being deposited into an indemnification escrow account and approximately $99,500 in the form of a promissory note due on December 15, 1999. The funds held in escrow will be released to the Partnership upon mutual satisfaction of the Partnership's representations and warranties related to the assets that were sold.

The General Partner's intention is to terminate the Partnership as expeditiously as possible. After all available distributions from Cencom Partners, L.P. are received and the funds have been released from several indemnification escrow accounts pertaining to the sale of partnership cable systems (including the NEMO Systems), the Partnership's outstanding obligations will be paid and the remaining proceeds will be distributed in December 1999. Upon its termination, the Partnership will cease to be a public entity and will no longer be subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended.



















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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

An unaudited pro forma balance sheet and unaudited pro forma statement of operations as required pursuant to Article 3 of Regulation S-X have not been included herein since subsequent to the sale previously described the Partnership no longer has any cable television systems.



























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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Cencom Cable Income Partners II, L.P.
                                     -------------------------------------
                                                (Registrant)

                                     By: Cencom Properties II, Inc.,
                                         ---------------------------------
                                         its general partner


Date: September 14, 1999             By: /s/ Ralph G. Kelly
                                         -------------------
                                         Ralph G. Kelly,
                                         Treasurer


















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